Exhibit 99.1

Gladstone Commercial Reports Results for the Fourth Quarter and Year Ended December 31, 2007

  During the fourth quarter 2007 completed 1 acquisition of 6 properties, for $19.5 million and during the full year 2007 completed 10 acquisitions of 15 properties for an aggregate investment of approximately $104.2 million.
  Reported fourth quarter 2007 funds from operations (“FFO”) of approximately $3.2 million, or $0.38 per share, compared to $2.3 million, or $0.28 per share, for the fourth quarter 2006, an increase of 36%.
  Reported full year 2007 FFO of approximately $12.5 million, or $1.46 per share, compared to $9.4 million, or $1.18 per share, for the full year 2006, an increase of 24%.

MCLEAN, Va.--(BUSINESS WIRE)--Gladstone Commercial Corp. (NASDAQ:GOOD) (the “Company”) today reported financial results for the quarter and year ended December 31, 2007. A description of FFO, a relative non–GAAP (“Generally Accepted Accounting Principles in the United States”) financial measure, is located at the end of the narrative portion of this news release. All per share references are to fully-diluted weighted average common shares, unless otherwise noted. For the year ended December 31, 2007, there were no options outstanding to dilute outstanding shares.

Net income available to common stockholders for the quarter ended December 31, 2007 increased approximately 1,100% per share to $439,675, or $0.052 per share, compared to $22,157, or $0.004 per share, for the same period one year ago.

Net income available to common stockholders for the year ended December 31, 2007 decreased approximately 11% per share to $2,046,479, or $0.24 per share, compared to $2,185,938, or $0.27 per share, for the same period one year ago. Net income results when compared to the same period last year were affected by increased expenses attributable to the acquisition of 14 properties and 1 leasehold interest during 2007, interest expense associated with leveraging the Company’s properties, dividends paid on the Company’s preferred stock and the gain on the sale of the Company’s two Canadian properties in July 2006, partially offset by increased revenues related to the 15 acquisitions. The per share numbers were impacted by the dilution of shares in 2006 related to the termination of the Company’s stock option plan and the corresponding exercise of stock options, which increased its outstanding shares by approximately 890,000 in 2006.

FFO for the quarter ended December 31, 2007 increased approximately 36% per share to $3.2 million, or $0.38 per share, compared to $2.3 million, or $0.28 per share, for the same period one year ago.

FFO for the year ended December 31, 2007 increased approximately 24% per share to $12.5 million, or $1.46 per share, compared to approximately $9.4 million, or $1.18 per share, for the same period one year ago. A reconciliation of net income, which the Company believes is the most directly comparable GAAP measure to FFO, is set forth below:

	For the three months ended December 31, 2007	For the three months ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

Net income	$1,463,113	$895,844	$6,140,229	$4,372,828
Less: Dividends attributable to preferred stock	(1,023,438)	(873,696)	(4,093,750)	(2,186,890)
Net income available to common stockholders	439,675	22,148	2,046,479	2,185,938

Add: Real estate depreciation and amortization, including discontinued operations	2,806,109	2,271,021	10,528,458	8,349,474
Less: Gain on sale of real estate, net of taxes paid	-	-	(78,667)	(1,106,590)
FFO available to common stockholders	$3,245,784	$2,293,169	$12,496,270	$9,428,822

Weighted average shares outstanding - basic	8,565,264	8,052,148	8,565,264	7,827,781
Weighted average shares outstanding - diluted	8,565,264	8,196,605	8,565,264	7,986,690

Basic net income per weighted average common share	$0.05	$0.00	$0.24	$0.28
Diluted net income per weighted average common share	$0.05	$0.00	$0.24	$0.27
Basic FFO per weighted average common share	$0.38	$0.28	$1.46	$1.20
Diluted FFO per weighted average common share	$0.38	$0.28	$1.46	$1.18

For the year-ended December 31, 2007, the Company reported the following activity:

  Purchased 14 properties and 1 leasehold interest, which were all fully occupied, with approximately 930,000 square feet for an aggregate of approximately $104.2 million;
  Borrowed approximately $48.5 million, collateralized by security interests in 10 of its properties;
  Increased the availability under its line of credit from $75.0 million to $95.0 million; and
  Closed a one-year term loan with Key Bank National Association for $20.0 million.

“We are proud of the fact that we were able to complete 15 acquisitions during the year, which was a 33% increase over the aggregate total investment of our 2006 acquisitions, despite the upheaval in the credit markets. Even though the credit markets are currently very tumultuous, we are confident that we will be able to continue to grow our portfolio during 2008 by securing alternative sources of financing. We remain excited about the opportunities that are currently available in the marketplace and our pipeline remains healthy,” said Chip Stelljes, President and Chief Investment Officer.

Subsequent to year end, the Company:

  Purchased two, fully occupied, properties with approximately 117,000 square feet for an aggregate of approximately $17.8 million; and
  Increased the monthly cash dividends on the common stock to $0.125 per share, declared a dividend of $0.1614583 per share on the Series A Preferred Stock, and $0.15625 per share on the Series B Preferred Stock, for each of the months of January, February and March of 2008.

The financial statements attached below are without footnotes so readers should obtain and carefully review the Company’s Form 10-K for the year ended December 31, 2007, including the footnotes to the financial statements contained therein. The Company has filed the Form 10-K today with the Securities and Exchange Commission (“SEC”) and the Form 10-K can be retrieved from the SEC’s website at www.sec.gov or the Company’s website at www.GladstoneCommercial.com.

The Company will hold a conference call on Thursday, February 28, 2008 at 8:30 a.m. ET to discuss its earnings results. Please call (877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions.

The conference call replay will be available two hours after the call and will be available through March 28, 2008. To hear the replay, please dial (877) 660-6853, access playback account 286 and use ID code 273773.

Gladstone Commercial Corporation is a publicly traded real estate investment trust (“REIT”) that focuses on investing in and owning triple-net leased industrial, commercial and retail real estate properties and selectively making long-term mortgage loans. Additional information can be found at www.GladstoneCommercial.com.

For further information, contact Kerry Finnegan at 703-287-5893.

NON-GAAP FINANCIAL MEASURE

Funds from Operations

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP supplemental measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash flows from operating activities determined in accordance with GAAP and should not be considered an alternative to net income as an indication of the Company’s performance or to cash flow from operations as a measure of liquidity or ability to make distributions.

The Company believes that FFO per share provides investors with a further context for evaluating the Company’s financial performance and as a supplemental measure to compare the Company to other REITs; however, comparisons of the Company’s FFO to the FFO of other REITs may not necessarily be meaningful due to potential differences in the application of the NAREIT definition used by such other REITs.

To learn more about FFO please refer to the Form 10-K for the year ended December 31, 2007, as filed with the SEC today.

This press release may include statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company, the closing of any transaction and the Company’s ability to secure alternative sources of financing. Words such as “may,” “will,” “believes,” “anticipates,” “intends,” “expects,” “projects,” “estimates” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans, expectations and beliefs that are believed to be reasonable as of the date of this press release. Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk Factors" of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on February 27, 2008. The risk factors set forth in the Form 10-K under the caption “Risk Factors” are specifically incorporated by reference into this press release. All forward-looking statements are based on current plans, expectations and beliefs and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Gladstone Commercial Corporation
Consolidated Balance Sheets

	December 31, 2007	December 31, 2006

ASSETS

Real estate, net of accumulated depreciation of $15,738,634 and $8,595,419, respectively	$324,761,772	$235,118,123
Lease intangibles, net of accumulated amortization of $7,560,928 and $4,175,685, respectively	28,989,556	23,416,696
Mortgage notes receivable	10,000,000	10,000,000
Cash and cash equivalents	1,356,408	36,005,686
Restricted cash	1,914,067	1,225,162
Funds held in escrow	1,401,695	1,635,819
Interest receivable – mortgage note	86,111	-
Interest receivable – employees	39,280	43,716
Deferred rent receivable	5,094,799	3,607,279

Deferred financing costs, net of accumulated amortization of $2,184,492 and $1,467,297, respectively	4,405,129	3,713,004
Prepaid expenses	522,348	521,290
Deposits on real estate	300,000	300,000
Accounts receivable	31,524	179,247

TOTAL ASSETS	$378,902,689	$315,766,022

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Mortgage notes payable	$202,120,471	$154,494,438
Short-term loan and borrowings under line of credit	24,400,000	-
Deferred rent liability	3,933,035	4,718,599
Asset retirement obligation liability	1,811,752	1,631,294
Accounts payable and accrued expenses	778,949	673,410
Due to adviser	784,301	183,042
Rent received in advance, security deposits and funds held in escrow	2,706,113	1,841,063

Total Liabilities	236,534,621	163,541,846

STOCKHOLDERS’ EQUITY
Redeemable preferred stock, $0.001 par value; $25 liquidation preference; 2,300,000 shares authorized and 2,150,000 shares issued and outstanding	2,150	2,150
Common stock, $0.001 par value, 17,700,000 shares authorized and 8,565,264 shares issued and outstanding	8,565	8,565
Additional paid in capital	170,640,979	170,640,979
Notes receivable - employees	(2,769,923)	(3,201,322)
Distributions in excess of accumulated earnings	(25,513,703)	(15,226,196)

Total Stockholders’ Equity	142,368,068	152,224,176

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$378,902,689	$315,766,022

Gladstone Commercial Corporation
Consolidated Statements of Operations

	For the three months ended December 31, 2007	For the three months ended September 30, 2007	For the three months ended June 30, 2007	For the three months ended March 31, 2007

Operating revenues
Rental income	$8,634,634	$8,024,305	$7,732,322	$7,078,036
Interest income from mortgage notes receivable	255,556	255,555	252,778	250,000
Tenant recovery revenue	79,502	80,648	94,468	55,735
Total operating revenues	8,969,692	8,360,508	8,079,568	7,383,771

Operating expenses
Depreciation and amortization	2,806,109	2,668,383	2,636,154	2,417,812
Property operating expenses	224,517	204,972	215,483	176,818
Base management fee	445,783	459,202	471,091	482,044
Incentive fee	667,688	677,104	633,805	585,768
Administration fee	244,902	175,852	210,126	207,018
Professional fees	182,870	118,371	174,677	149,431
Insurance	42,866	53,943	58,697	58,635
Directors fees	54,250	66,250	54,250	54,250
Stockholder related expenses	28,660	40,991	75,361	99,617
Asset retirement obligation expense	29,936	29,440	28,942	28,160
General and administrative	23,881	17,452	23,960	37,706
Total operating expenses before credit from Adviser	4,751,462	4,511,960	4,582,546	4,297,259

Credit to incentive fee	(575,033)	(526,991)	(633,805)	(585,768)
Total operating expenses	4,176,429	3,984,969	3,948,741	3,711,491

Other income (expense)
Interest income from temporary investments	28,859	33,105	63,269	229,016
Interest income - employee loans	52,443	52,728	56,458	60,422
Other income	19,720	9,896	9,817	8,414
Interest expense	(3,427,198)	(2,920,270)	(2,702,612)	(2,514,461)
Total other income (expense)	(3,326,176)	(2,824,541)	(2,573,068)	(2,216,609)

Income from continuing operations	1,467,087	1,550,998	1,557,759	1,455,671

Discontinued operations
Income from discontinued operations	(3,783)	5,975	(1,503)	(4,001)
Net realized (loss) gain from foreign currency transactions	(191)	33,487	56	7
Gain on sale of real estate	-	-	-	-
Taxes on sale of real estate	-	-	-	78,667
Total discontinued operations	(3,974)	39,462	(1,447)	74,673

Net income	1,463,113	1,590,460	1,556,312	1,530,344

Dividends attributable to preferred stock	(1,023,438)	(1,023,438)	(1,023,437)	(1,023,437)

Net income available to common stockholders	$439,675	$567,022	$532,875	$506,907

Earnings per weighted average common share - basic
Income from continuing operations (net of dividends attributable to preferred stock)	$0.05	$0.07	$0.06	$0.05
Discontinued operations	0.00	0.00	0.00	0.01

Net income available to common stockholders	$0.05	$0.07	$0.06	$0.06

Earnings per weighted average common share - diluted
Income from continuing operations (net of dividends attributable to preferred stock)	$0.05	$0.07	$0.06	$0.05
Discontinued operations	0.00	0.00	0.00	0.01

Net income available to common stockholders	$0.05	$0.07	$0.06	$0.06

Weighted average shares outstanding
Basic	8,565,264	8,565,264	8,565,264	8,565,264
Diluted	8,565,264	8,565,264	8,565,264	8,565,264

Gladstone Commercial Corporation
Consolidated Statements of Operations

	For the year ended December 31,
	2007	2006	2005
Operating revenues
Rental income	$31,469,297	$23,964,035	$10,853,903
Interest income from mortgage notes receivable	1,013,889	1,845,231	1,915,795
Tenant recovery revenue	310,353	136,280	111,808
Total operating revenues	32,793,539	25,945,546	12,881,506

Operating expenses
Depreciation and amortization	10,528,458	8,297,174	3,521,128
Property operating expenses	821,790	645,792	406,277
Base management fee	1,858,120	2,902,053	2,118,040
Incentive fee	2,564,365	-	-
Administration fee	837,898	-	-
Professional fees	625,349	953,066	563,205
Insurance	214,141	211,562	196,657
Directors fees	229,000	140,000	96,219
Stockholder related expenses	244,629	311,049	215,907
Asset retirement obligation expense	116,478	129,142	-
General and administrative	102,999	82,847	67,607
Stock option compensation expense	-	394,411	-
Total operating expenses before credit from Adviser	18,143,227	14,067,096	7,185,040

Credit to incentive fee	(2,321,597)	-	-
Total operating expenses	15,821,630	14,067,096	7,185,040

Other income (expense)
Interest income from temporary investments	354,249	76,772	126,826
Interest income - employee loans	222,051	125,788	21,041
Other income	47,847	380,915	-
Interest expense	(11,564,541)	(9,104,894)	(2,333,376)
Total other expense	(10,940,394)	(8,521,419)	(2,185,509)

Income from continuing operations	6,031,515	3,357,031	3,510,957

Discontinued operations
(Loss) income from discontinued operations	(3,312)	112,145	309,545
Net realized income (loss) from foreign currency transactions	33,359	(202,938)	(6,278)
Net unrealized loss from foreign currency transactions	-	-	(212,279)
Gain on sale of real estate	-	1,422,026	-
Taxes refunded (paid) on sale of real estate	78,667	(315,436)	-
Total discontinued operations	108,714	1,015,797	90,988

Net income	6,140,229	4,372,828	3,601,945

Dividends attributable to preferred stock	(4,093,750)	(2,186,890)	-

Net income available to common stockholders	$2,046,479	$2,185,938	$3,601,945

Earnings per weighted average common share - basic
Income from continuing operations (net of dividends attributable to preferred stock)	$0.23	$0.15	$0.46
Discontinued operations	0.01	0.13	0.01

Net income available to common stockholders	$0.24	$0.28	$0.47

Earnings per weighted average common share - diluted
Income from continuing operations (net of dividends attributable to preferred stock)	$0.23	$0.14	$0.46
Discontinued operations	0.01	0.13	0.01

Net income available to common stockholders	$0.24	$0.27	$0.47

Weighted average shares outstanding
Basic	8,565,264	7,827,781	7,670,219
Diluted	8,565,264	7,986,690	7,723,220

Gladstone Commercial Corporation
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2007	2006	2005

Cash flows from operating activities:
Net income	$6,140,229	$4,372,828	$3,601,945
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, including discontinued operations	10,528,458	8,349,474	3,651,119
Amortization of deferred financing costs, including discontinued operations	717,195	1,207,198	260,099
Amortization of deferred rent asset	253,496	253,496	178,070
Amortization of deferred rent liability	(785,564)	(696,261)	-
Asset retirement obligation expense, including discontinued operations	116,478	139,074	-
Stock compensation	-	394,411	-
Increase in mortgage notes payable due to change in value of foreign currency	-	202,066	209,395
Value of building acquired in excess of mortgage note satisfied, applied to interest income	-	(335,701)	-
Gain on sale of real estate	-	(1,422,026)	-
(Increase) decrease in mortgage interest receivable	(86,111)	70,749	(5,954)
Decrease (increase) in employee interest receivable	4,436	(43,716)	4,792
Increase in deferred rent receivable	(1,741,016)	(1,270,159)	(562,133)
Decrease (increase) in prepaid expenses and other assets	146,665	(89,913)	(425,120)
Increase in accounts payable, accrued expenses, and amount due adviser	625,398	196,294	359,537
Increase in rent received in advance	176,145	268,037	133,798
Net cash provided by operating activities	16,095,809	11,595,851	7,405,548

Cash flows from investing activities:
Real estate investments	(105,599,587)	(48,339,307)	(117,531,731)
Proceeds from sales of real estate	-	2,102,567	-
Issuance of mortgage note receivable	-	-	(10,000,000)
Principal repayments on mortgage notes receivable	-	44,742	81,902
Net payments to lenders for reserves held in escrow	(1,338,904)	(3,346,216)	(1,041,292)
(Decrease) increase in restricted cash	(688,905)	749,274	(513,761)
Deposits on future acquisitions	(2,110,000)	(900,000)	(2,686,000)
Deposits applied against real estate investments	2,110,000	1,200,000	1,986,000
Refunds of deposits on real estate	-	-	150,000
Net cash used in investing activities	(107,627,396)	(48,488,940)	(129,554,882)

Cash flows from financing activities:
Proceeds from share issuance	-	65,089,026	-
Redemption of shares for payment of taxes	-	(457,634)	-
Offering costs	-	(2,654,279)	-
Borrowings under mortgage notes payable	48,521,690	68,055,000	61,419,179
Principal repayments on mortgage notes payable	(895,657)	(604,318)	(70,479)
Principal repayments on employee notes receivable from sale of common stock	431,399	914	17,718
Borrowings from short-term loan and line of credit	65,500,000	71,400,400	85,460,000
Repayments on line of credit	(41,100,000)	(114,960,400)	(41,900,000)
Increase in reserves from tenants	1,885,361	1,574,464	158,646
Increase in security deposits	376,572	427,951	355,115
Payments for deferred financing costs	(1,409,320)	(3,242,881)	(2,021,115)
Dividends paid for common and preferred	(16,427,736)	(13,469,627)	(8,283,860)
Net cash provided by financing activities	56,882,309	71,158,616	95,135,204

Net (decrease) increase in cash and cash equivalents	(34,649,278)	34,265,527	(27,014,130)

Cash and cash equivalents, beginning of period	36,005,686	1,740,159	28,754,289

Cash and cash equivalents, end of period	$1,356,408	$36,005,686	$1,740,159

Cash paid during period for interest	$10,693,440	$8,045,342	$2,014,236

NON-CASH INVESTING ACTIVITIES

Increase in asset retirement obligation	$180,458	$1,631,294	$-

Additions to real estate included in accounts payable, accrued expenses, and amount due adviser	$81,400	$-	$-

NON-CASH FINANCING ACTIVITIES

Fixed rate debt assumed in connection with acquisitions	$4,506,689	$30,129,654	$-

Assumption of mortgage notes payable by buyer	$-	$4,846,925	$-

Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$-	$2,769,954	$75,000

Acquisition of building in satisfaction of mortgage note receivable	$-	$11,316,774	$-

CONTACT:
Gladstone Commercial Corp.
Kerry Finnegan, 703-287-5893